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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          March 3, 1997
                                                           -------------

                               CD Warehouse, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      333-15139                                     73-1504999
      ---------                                     ----------
(Commission File Number)                (I.R.S. Employer Identification No.)


  722 N. Broadway, Oklahoma City, OK                   73102
  ----------------------------------                   -----
(Address of principal executive offices)             (Zip Code)

                                 (405) 232-2797
                                 --------------
                  (Registrant's telephone, including area code)

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ITEM 5.     OTHER EVENTS.

    On March 3, 1997, the Registrant entered into an agreement with Berthel, Fisher & Company, Leasing, Inc. to provide up to $1 million in equipment financing to prospective franchisees of CD Warehouse stores. The agreement with Berthel, Fisher & Company, Leasing, Inc. provides that the Cedar Rapids, Iowa-based leasing company will finance up to $40,000 per store of equipment costs, for an aggregate financing commitment of $1 million.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following documents are filed as part of this Report:

    Form of Press Release issued by CD Warehouse, Inc. on March 4, 1997 with respect to the financing commitment.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CD WAREHOUSE, INC.
                                       (Registrant)



Date:   March 6, 1997                  BY: /s/ Jerry W. Grizzle
                                           ---------------------------------
                                           Jerry W. Grizzle, President and
                                           Chief Executive Officer
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                               INDEX TO EXHIBITS

                                                     Appears at
                                                     Sequentially
  Exhibit                                             Numbered
  Number        Description                             Page
  ------        -----------                             ----
    1           Press Release                              5